Payables for the acquisition of subsidiaries	12 Months Ended
Jun. 30, 2023
Payables For Acquisition Of Subsidiaries [Abstract]
Payables for the acquisition of subsidiaries	Payables for the acquisition of subsidiaries
The purchase agreements for acquisition of subsidiaries include payments to the seller in the event of successful collection, after the acquisition date of outstanding receivables and certain tax credits subject to administrative proceedings. See Note 21.
Consideration paid during the year ended June 30, 2023, net of cash acquired, was $157,442 which includes installment payments for acquisitions completed in previous years in the amount of $101,889 ($198,305 on June 30, 2022, which includes payments for acquisitions made in previous years in the amount of $125,439 and R$280,374 on June 30, 2021 which includes acquisitions made in previous years in amount of R$81,396). All these payments are included in the “Acquisition of subsidiary, net of cash acquired” in the cash flows.